Exhibit 21.1

SUBSIDIARIES OF HERSHA HOSPITALITY TRUST

(As of December 31, 2006)

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
Hersha Hospitality Trust	N/A	MD
Hersha Hospitality Limited Partnership (“HHLP”) (the “Operating Partnership”)	91.38% by Hersha Hospitality Trust (General Partnership Interest) 8.62% by Hersha Affiliates (Limited Partnership Interest)	VA
HHLP King of Prussia, Inc.	100% by HHLP	PA
HHLP Malvern, Inc.	100% by HHLP	PA
HHLP Oxford Valley, Inc.	100% by HHLP	PA
HHLP Wilmington, Inc.	100% by HHLP	DE
Mystic Special Purpose Corp.	100% by Mystic Partners, LLC	DE
Exit 88 Special Purpose Corp.	100% by Mystic Partners, LLC	DE
Mystic Hotel Investors Remote Entity Incorporated	100% by Exit 88 Mezzanine, LLC	DE
Exit 88 Mezzanine, LLC	0.1% by Exit 88 Special Purpose Corp. 99.9% by Mystic Partners, LLC	DE
Chelsea Grand East Manager, LLC	100% by HHLP	DE
44 Norwood Managing Member, LLC	100% by HHLP	DE
44 Brookhaven, LLC	100% by HHLP	DE
44 Hauppauge, LLC	100% by HHLP	DE
44 Dartmouth One, LLC	100% by HHLP	DE
44 Dartmouth Two, LLC	100% by HHLP	DE
44 Franklin Managing Member, LLC	100% by HHLP	DE
44 Alexandria Hotel, LLC	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Newnan	100% by HHLP	DE
5844 Newnan Associates	1% by Hersha Hospitality Limited Liability Company - Newnan 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - Peachtree	100% by HHLP	DE
5944 Peachtree Associates	1% by Hersha Hospitality Limited Liability Company - Peachtree 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - Duluth I	100% by HHLP	DE
5644 Duluth I Associates	1% by Hersha Hospitality Limited Liability Company - Duluth I 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - Duluth II	100% by HHLP	DE
5744 Duluth II Associates	1% by Hersha Hospitality Limited Liability Company - Duluth II 99% by HHLP	PA
PRA Glastonbury, LLC	40% by HHLP 60% by a third party	CT
Logan Hospitality Associates, LLC	55% by HHLP 45% by third parties	MA
Inn America Hospitality at Ewing, LLC	50% by HHLP 50% by third parties	NJ
HHLP King of Prussia Associates, LP	1% by HHLP King of Prussia, Inc. 99% by HHLP	PA
HHLP Malvern Associates, LP	1% by HHLP Malvern, Inc. 99% by HHLP	PA
HHLP Oxford Valley Associates, LP	1% by HHLP Oxford Valley, Inc. 99% by HHLP	PA
HHLP Wilmington Associates, LP	1% by HHLP Wilmington, Inc. 99% by HHLP	DE
SB Partners, LLC	49.9% by HHLP Boston Two, LLC 50.1% by third parties	MA
Hiren Boston, LLC	49.9% by HHLP Boston One, LLC 50.1% by third parties	MA
LTD Associates One, LLC	75% by HHLP 25% by third parties	VA
LTD Associates Two, LLC	75% by HHLP 25% by third parties	VA
Affordable Hospitality Associates, LP	79% by HHLP 1% by Race Street, LLC 20% by a third party	PA
Mystic Partners, LLC	Varying Percentages (based on certain assets owned by Mystic Partners, LLC) by HHLP and by third parties	DE
315 Trumbull Street Associates, LLC	88% by Mystic Partners, LLC 12% by a third party	CT
Danbury Suites, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
Waterford Suites, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
Warwick Lodgings, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
Norwich Hotel, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
Whitehall Mansion Partners, LLC	100% by Mystic Partners, LLC	CT
Southington Suites, LLC	66% by Mystic Partners, LLC 33% by a third party 1% by Mystic Special Purpose Corp.	CT
Adriaen’s Landing Hotel, LLC	0.651% by HHLP 3.687% by a third party 95.662% by Mystic Partners, LLC	CT

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
Exit 88 Hotel, LLC	0.1% by Mystic Hotel Investors Remote Entity Incorporated 99.9% by Exit 88 Mezzanine, LLC	CT
790 West Street, LLC	67% by Mystic Partners, LLC 33% by a third party	CT
PRA Suites At Glastonbury, LLC	40% by HHLP 59% by Joseph Pacitti 1% by PRA Suites at Glastonbury Management, LLC	CT
Hersha PRA, LLC	60% by Joseph Pacitti 40% by 44 New England Management Company	DE
HHLP Boston One, LLC	100% by HHLP	MA
HHLP Boston Two, LLC	100% by HHLP	MA
HHLP Bethlehem, LLC	100% by HHLP	PA
HHLP Bethlehem Associates, L.P.	1% by HHLP Bethlehem, LLC 99% by HHLP	PA
HHLP Mt. Laurel GP, LLC	100% by HHLP	PA
HHLP Mt. Laurel Associates, LLC	1% by HHLP Mt. Laurel GP, LLC 99% by HHLP	PA
HHLP Langhorne One, LLC	100% by HHLP	PA
HHLP Langhorne One Associates, LLC	1% by HHLP Langhorne One, LLC 99% by HHLP	PA
HHLP Scranton, LLC	100% by HHLP	PA
HHLP Scranton Associates, L.P.	.5% by HHLP Scranton, LLC 99.5% by HHLP	PA
Hersha Hospitality, LLC (“HH LLC”)	100% by HHLP	VA
HHLP Valley Forge Associates	1% by HH LLC 99% by HHLP	PA
2844 Associates	1% by HH LLC 99% by HHLP	PA
3044 Associates	1% by HH LLC 99% by HHLP	PA
44 Frederick Associates	1% by HH LLC 99% by 3044 Associates	PA
3144 Associates	1% by HH LLC 99% by HHLP	PA
3544 Associates	1% by HH LLC 99% by HHLP	PA
HHLP Tyson’s Corner Associates, LLC	100% by HHLP	DE
LTDO, LLC	75% by HHLP 25% by third parties	VA
LTDT, LLC	75% by HHLP 25% by third parties	VA
Race Street, LLC	100% by HHLP	PA
Hersha Hospitality Limited Liability Company - Carlisle	100% by HHLP	DE
944 Associates	1% by Hersha Hospitality Limited Liability Company - Carlisle 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - Danville	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Hershey	100% by HHLP	DE
2144 Associates - Hershey	1% by Hersha Hospitality Limited Liability Company - Hershey 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - New Columbia	100% by HHLP	DE
2144 Associates - New Columbia	1% by Hersha Hospitality Limited Liability Company - New Columbia 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - New Cumberland	100% by HHLP	DE
1244 Associates	1% by Hersha Hospitality Limited Liability Company - New Cumberland 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - Selinsgrove	100% by HHLP	DE
2144 Associates - Selinsgrove	1% by Hersha Hospitality Limited Liability Company - Selinsgrove 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - West Hanover	100% by HHLP	DE
2444 Associates	1% by Hersha Hospitality Limited Liability Company - West Hanover 99% by HHLP	PA
44 Framingham Associates, LLC	100% by HHLP	MA
44 Hartford Associates, LLC	100% by HHLP	CT
44 Edison Associates, LLC	100% by HHLP	NJ
44 Linden Associates, LLC	100% by HHLP	NJ
Hersha Hospitality Greenbelt, LLC	100% by HHLP	VA
Brentwood Greenbelt, LLC	1% by Hersha Hospitality Greenbelt, LLC 99% by HHLP	VA
Golden Triangle Greenbelt, LLC	74% by Brentwood Greenbelt, LLC 26% by third parties	MD
44 Aarti Associates, LP	1% by HH LLC 99% by HHLP	PA
44 Laurel Associates, LLC	100% by HHLP	MD
Brisam Hotel, LLC	100% by HHLP	NY
44 Brookline Hotel, LLC	100% by HHLP	DE
Metro JFK Associates, LLC	100% by HHLP	NY
H Eighth Avenue Associates, LLC	100% by HHLP	NY
H Forty First Street, LLC	100% by HHLP	NY

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
HHLP Norwood Associates, LLC	99% by HHLP 1% by HHLP Norwood Managing Member, LLC	MA
HHLP Hauppauge Associates, LLC	99% by HHLP 1% by 44 Hauppauge, LLC	NY
HHLP Brookhaven Associates, LLC	99% by HHLP 1% by 44 Brookhaven, LLC	NY
44 Cambridge Associates, LLC	100% by HHLP
HHLP Dartmouth One Associates, LLC	99% by HHLP 1% by 44 Dartmouth One, LLC	MA
HHLP Dartmouth Two Associates, LLC	99% by HHLP 1% by 44 Dartmouth Two, LLC	MA
HHLP Franklin Associates, LLC	99% by HHLP 1% by Franklin Managing Member, LLC	MA
Affordable Hospitality Associates, LP	79% by HHLP 1% by Race Street, LLC	PA
Chelsea Grand East, LLC	100% by HT/CNL Metro Hotels, LP	NY
HT/CNL Metro Hotels, LP	100% by HHLP	NY
44 New England Management Company	100% by HHLP	VA
HHM Leasehold Interests, Inc.	1% by HHLP 99% by Hersha Hospitality Management, LP	VA
Hersha CNL TRS, Inc.	100% by HT/CNL Metro Hotels, LP	DE
Hersha PRA TRS, Inc.	100% by PRA Glastonbury, LLC	DE
HT Inn America TRS, Inc.	100% Inn America Hospitality at Ewing, LLC	DE
Revere Hotel Group, LLC	99% by Logan Hospitality Associates, LLC 1% by third parties	MA
South Bay Sandeep, LLC	100% by SB Partners, LLC	MA
44 Brookline Management, LLC	100% by 44 New England Management Company	DE
44 Delaware, LLC	100% by 44 New England Management Company	DE
44 Greenbelt Two, LLC	100% by 44 New England Management Company	DE
44 Greenbelt One, LLC	100% by 44 New England Management Company	DE
44 Tyson’s Corner, LLC	100% by 44 New England Management Company	DE
South Bay Boston, LLC	49.9% by 44 New England Management Company 51.1% by third parties	DE
HT LTD Williamsburg, LLC	75% by 44 New England Management Company 25% by third parties	DE
HT LTD Williamsburg Two, LLC	75% by 44 New England Management Company 25% by third parties	DE
Philly One TRS, LLC	80% by 44 New England Management Company 20% by a third party	PA
Mystic Partners Leaseco, LLC	Varying Percentages (based on certain assets owned by Mystic Partners Leaseco, LLC) by 44 New England Management Company and third parties	DE
HT-Waterford Suites TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
HT-Adriaen’s Landing Hotel, TRS, LLC	95.662% by Mystic Partners Leaseco, LLC 0.651% by 44 New England Management Company 3.687% by a third party	DE
HT Southington Suites TRS, LLC	66% by Mystic Partners Leaseco, LLC 33% by a third party 1% by Mystic Special Purpose Corp.	DE
HT-315 Trumbull Street Associates, LLC	88% by Mystic Partners Leaseco, LLC 12% by a third party	DE
HT-Danbury Suites TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
HT-Warwick Lodgings TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
HT-Norwich Hotel TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
HT-Whitehall Mansion Partners TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
HT-Exit 88 Hotel TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
44 Delaware One, LLC	100% by 44 New England Management Company	DE
44 Delaware Two, LLC	100% by 44 New England Management Company	DE
44 Delaware Three, LLC	100% by 44 New England Management Company	DE
44 Chelsea Delaware, LLC	100% by 44 New England Management Company	DE
44 Long Island One, LLC	100% by 44 New England Management Company	DE
44 Dartmouth, LLC	100% by 44 New England Management Company	DE
44 Alexandria Hotel Management, LLC	100% by 44 New England Management Company	DE
44 Bridgewater, LLC	100% by 44 New England Management Company	DE
44 Charlotte, LLC	100% by 44 New England Management Company	DE
44 Gaithersburg, LLC	100% by 44 New England Management Company	DE
44 Pleasant Hill, LLC	100% by 44 New England Management Company	DE
44 Pleasanton, LLC	100% by 44 New England Management Company	DE
44 White Plains, LLC	100% by 44 New England Management Company	DE
44 Scottsdale, LLC	100% by 44 New England Management Company	DE
HHLP Bridgewater Associates, LLC	100% by HHLP	DE
HHLP Charlotte Associates, LLC	100% by HHLP	DE
HHLP Gaithersburg Associates, LLC	100% by HHLP	DE
HHLP Pleasant Hill Associates, LLC	100% by HHLP	DE
HHLP Pleasanton Associates, LLC	100% by HHLP	DE
HHLP Scottsdale Associates, LLC	100% by HHLP	DE
HHLP White Plains Associates, LLC	100% by HHLP	DE